SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 5, 2007
SEDONA CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-15864 (Commission File No.)	95-4091769 (IRS Employer Identification No.)

1003 West Ninth Avenue King of Prussia, Pennsylvania (Address of principal executive offices)	19406 (Zip Code)
Registrant’s telephone number, including area code: (610) 337-8400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
As of July 5, 2007, SEDONA (the “Company”) entered into agreements to sell unregistered securities. Please see Item 3.02 for additional information regarding these transactions.
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES
Effective on various dates between May 27, 2007 and July 5, 2007, SEDONA (the “Company”) entered into agreements to sell 1,027,777 shares of the Company’s common stock (the “Shares”) to accredited investors (the “investors”) in various private placement transactions in exchange for $175,000 of working capital financing. The aggregate purchase price of the Shares ranged from $0.16 to $0.20 per share. 201,389 of the Shares shall be restricted from trading until the Shares are registered, and the first to occur of the following events: (1) Company’s common stock trades at a market price of $0.40 per share or greater; or (2) Six (6) months from various dates between June 18, 2007 and June 28, 2007 have elapsed. 201,388 of the shares shall be restricted from trading until the Shares are registered and whichever of the following events occurs first: (1) Company’s common stock trades at a market price of $0.50 per share or greater or (2) Twelve (12) months from various dates between June 18, 2007 and June 28, 2007 have elapsed. In addition, 312,500 of the Shares shall be restricted from trading until the Shares are registered, and the first to occur of the following events: (1) Company’s common stock trades at a market price of $.40 per share or greater; or (2) the Company’s stock market prices exceeds 200% of the offering price of $0.16, or (3) Six (6) months from May 27, 2007 have elapsed. Also, 312,500 of the Shares shall be restricted from trading until the Shares are registered, and the first to occur of the following events: (1) Company’s common stock trades at a market price of $.50 per share or greater; or (2) the Company’s stock market prices exceeds 250% of the offering price of $0.16, or (3) Twelve (12) months from May 27, 2007 have elapsed.
In addition, the Company will issue the investors three (3) year warrants to purchase 513,888 shares of common stock at exercise prices ranging from $0.29 to $0.32 per share. The common shares underlying these warrants shall be restricted until registration of the Shares is completed and six (6) months from various dates between May 27, 2007and June 28, 2007 has elapsed. The Company shall have no call rights on these warrants.
The above terms are subject to the negotiation and execution of definitive agreements and compliance with all applicable federal and state laws.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: July 10, 2007

SEDONA CORPORATION
By:	/s/ MARCO EMRICH
Marco Emrich
President and Chief Executive Officer

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